Exhibit 21.1

Triad Hospitals, Inc.

List of Subsidiaries

As of December 31, 2002

Abilene Hospital, LLC	46-0496920
Abilene Merger, LLC	46-0496918
Alice Hospital, LLC	62-1762534
Alice Surgeons, LLC	62-1762533
American Health Facilities Development, LLC	62-1744953
APS Medical, LLC	62-1769684
Arizona ASC Management, Inc.	62-1606155
Arizona DH, LLC	91-2065656
Arizona Medco, LLC	62-1769646
ARMC, L.P.	46-0496933
Barberton Health System, LLC	34-1840858
Beauco, LLC	62-1771881
Beaumont Medical Center, L.P. (Delaware)	62-1762518
Beaumont Regional, LLC	62-1762517
Bluffton Health System, LLC	62-1792272
Brazos Medco, LLC	62-1771852
Brazos Valley of Texas, L.P.	62-1766951
Brazos Valley Surgical Center, LLC	62-1766953
Brownwood Hospital, L.P.	62-1762521
Brownwood Medical Center, LLC	62-1762523
BVSC, LLC	62-1766949
Cambio Health Solutions, LLC	62-1792884
Carlsbad Medical Center, LLC	62-1762526
Carolinas Medical Alliance, Inc.	62-1671678
Claremore Diagnostic Center, LLC	71-0906513
Claremore Physicians, LLC	62-1772261
Claremore Regional Hospital, LLC	62-1757649
Clinico, LLC	62-1771864
Clinton County Health System, LLC	52-2024217
College Station Hospital, L.P.	62-1762360
College Station Medical Center, LLC	62-1762359
College Station Merger, LLC	62-1771861
Coronado Hospital, LLC	62-1762361
Coronado Medical, LLC	62-1769696
Crestwood Healthcare, L.P.	62-1647983
Crestwood Hospital, LLC (f/k/a Tri-Shell 21 LLC; f/k/a Douglas Hospital, LLC)	62-1769644
Crestwood Hospital LP, LLC (f/k/a Tri-Shell 22 LLC; f/k/a ECMH, LLC)	62-1762369
Crestwood Hospital & Nursing Home, Inc.	63-0478864
Crestwood Hospital Holdings, Inc.	62-1113742
Crossroads Healthcare Management, LLC	74-2813578
CSDS, LLC	75-2828352
CSMC, LLC	62-1762362
Dallas PHY Service, LLC	62-1769544
Dallas Physician Practice, L.P.	62-1771848
Day Surgery, Inc.	48-0813816
DeQueen Regional I, LLC	75-2849010
Detar Hospital, LLC	62-1754943
DFW Physerv, LLC	62-1771842

Doctors Medical Center, LLC	62-1762365
Doctors of Laredo, LLC	62-1762366
Douglas Medical Center, LLC	62-1762367
DuPont Hospital, LLC	62-1801445
E.D. Clinics, LLC	62-1762068
El Dorado Medical Center, LLC	62-1754930
El Dorado Surgery Center, L.P.	85-0474225
Eye Care Surgicare, Ltd.	62-1615261
Eye Institute of Southern Arizona, LLC	62-1772259
Fairmont Health System, LLC (f/k/a Tri-Shell 16 LLC; f/k/a Anaheim Medco, LLC)	62-1772323
Florence ASC Management, LLC (f/k/a Tri-Shell 18 LLC; f/k/a Claremore MC, LLC)	62-1771847
Frankfort Health Partner, Inc.	35-2009540
Gadsden Regional Primary Care, Inc.	63-1141940
Gaslight ASC-GP, LLC	43-1965601
Gaslight Ambulatory Surgery Center, L.P.	43-1965603
GCMC, LLC	62-1762372
GH Texas, LLC	62-1766932
GHC Hospitals, LLC	62-1757667
GHC Huntington Beach, LLC	62-1766923
Good Hope Health System, LLC	75-3085220
Greenbrier VMC, LLC	75-2887493
GRB Real Estate, LLC	75-2887762
Gulf Coast Hospital, L.P.	62-1762373
Gulf Coast Medical Center, LLC	62-1762374
Hattiesburg ASC-GP, LLC (f/k/a Hattiesburg Ambulatory Surgery Center, LLC)	62-1830299
Hattiesburg Ambulatory Surgery Center, L.P.	75-2964475
HDP DeQueen, LLC	62-1767903
HDP Woodland Heights, L.P.	62-1767909
HDP Woodland Property, LLC	62-1767906
HDPWH, LLC	62-1767914
HIH, LLC	75-2838365
Healdsburg of California, LLC	62-1762381
Healthwest Holdings, Inc	62-1647981
Hobbs Medco, LLC	62-1769641
Hobbs Physician Practice, LLC	62-1762073
Hospital of Beaumont, LLC	62-1762384
HTI Tucson Rehabilitation, Inc.	86-0673716
Huntington Associates	95-6225660
Huntington Beach Amdeco, LLC	62-1767896
IOM Health System, L.P.	35-1963748
IRHC, LLC	62-1762415
Kansas City Surgicenter, Ltd.	43-1511252
Kensingcare, LLC	62-1769731
Lake Area Surgicare, LP	62-1658994
Laredo Hospital, L.P.	62-1762417
Lake Area Physician Services, L.L.C.	75-2864057
Las Cruces Medical Center, LLC	75-2905434
Lea Regional Hospital, LLC	62-1760149
Longview Medical Center, L.P.	62-1762420
Longview Merger, LLC	62-1769639
LRH, LLC	62-1762421
LS Psychiatric LLC	75-2828353
Lutheran Medical Office Park Phase II	35-1848424

Madison’s Hospital, LLC	04-3715534
Mary Black Health System, LLC	57-1047528
Mary Black Medical Office Building, Limited Partnership	57-0853592
Mary Black MOB II, L.P.	58-2312019
Mary Black Westside Medical Park I	56-1676235
Massillon Health System, LLC	34-1840860
MCI Panhandle Surgical, L.P.	62-1766335
Medical Center at Terrell, LLC	62-1760814
Medical Center of Brownwood, LLC	62-1762425
Medical Center of Sherman, LLC	62-1757656
Medical Holdings, Inc.	62-1755733
Medical Management, Inc.	48-0922165
Medical Park Hospital, LLC	62-1762426
Medical Park MSO, LLC	62-1762078
Memorial Hospital, LLC	62-1757915
MHS Ambulatory Surgery Center, Inc.	45-0457797
MidPlains, LLC	62-1769743
Mission Bay Memorial Hospital, LLC	62-1757657
Missouri HealthServ, LLC	62-1769689
Minot Health Services, Inc.	45-0454250
MMC of Nevada, LLC	42-1543617
Navarro Hospital, L.P.	62-1762428
Navarro Regional, LLC	62-1762429
NC-CSH, Inc.	95-4443580
NC-DSH, Inc.	88-0305790
Newco Q, LLC	88-0384323
North Anaheim Surgicare, LLC	75-2838364
Northwest Hospital, LLC	62-1762430
Northwest Physicians, LLC	62-1681750
Northwest Rancho Vistoso Imaging Services, LLC	75-2894366
NRH, LLC	62-1762431
Odessa, LLC	62-1771891
Oregon Healthcorp, LLC	62-1769632
Osborn Ambulatory Surgical Group, Ltd.	86-0611277
OPRMC, LLC	62-1762432
Pacific East Division Office, L.P.	62-1772258
Pacific Group ASC Division, Inc.	62-1763604
Pacific Physicians Service, LLC	62-1763392
Pacific West Division Office, LLC	75-2828365
Palm Drive Hospital, L.P.	62-1762433
Palm Drive Medical Center, LLC	62-1762434
Pampa Hospital, L.P.	62-1762437
Pampa Medical Center, LLC	62-1762440
Panhandle, LLC	62-1766347
Panhandle Medical Center, LLC	62-1762449
Panhandle Property, LLC	62-1766349
Panhandle Surgical Hospital, LP	62-1762442
PDMC, LLC	62-1762448
Pecos Valley of New Mexico, LLC	62-1766956
Phoenix Amdeco, LLC	62-1766958
Phoenix Surgical, LLC	62-1769652
Physicians and Surgeons Hospital of Alice, L.P.	62-1762451
Physicians’ Surgery Center of Florence, L.L.C.	43-1983435
Phys-Med, LLC	62-1769748
Piney Woods Healthcare System, L.P.	62-1762559

Premiere Care Hospital, LLC (f/k/a Tri-Shell 17 LLC; f/k/a Arkansas Hospital, LLC)	62-1762531
PremierCare of Northwest Arkansas, LLC	62-1682324
Primary Medical, LLC	62-1769733
Procure Solutions, LLC	62-1816477
Psychiatric Services of Paradise Valley, LLC	62-1762459
QHG Georgia Holdings, Inc.	58-2386459
QHG Georgia, L.P.	58-2387537
QHG of Alabama, Inc.	62-1491803
QHG of Barberton, Inc.	31-1472381
QHG of Bluffton, Inc.	62-1792274
QHG of Clinton County, Inc.	35-2006952
QHG of Enterprise, Inc.	63-1159023
QHG of Forrest County, Inc.	62-1704095
QHG of Fort Wayne, Inc.	35-1946949
QHG of Gadsden, Inc.	63-1102774
QHG of Hattiesburg, Inc.	62-1704097
QHG of Indiana, Inc.	35-1946948
QHG of Jacksonville, Inc.	62-1637909
QHG of Kenmare, Inc.	45-0448211
QHG of Lake City, Inc.	57-1022325
QHG of Massillon, Inc.	31-1472380
QHG of Minot, Inc.	45-0448210
QHG of Ohio, Inc.	62-1482681
QHG of South Carolina, Inc.	62-1587267
QHG of Spartanburg, Inc.	57-1040117
QHG of Springdale, Inc.	62-1755664
QHG of Texas, Inc.	62-1472331
QHG of Warsaw, Inc.	62-1764509
QHR International, LLC	62-1799409
Quorum do Brasil, Ltda.	04534000
Quorum ELF, Inc.	52-2064049
Quorum Health Group of Vicksburg, Inc.	62-1437734
Quorum Health Resources, LLC	62-1742954
Quorum Health Services, Inc.	51-0370595
Quorum, Inc.	51-0327978
Regional Hospital of Longview, LLC	62-1762464
Rehab Hospital of Fort Wayne General P’ship	25-1684676
River Region Medical Corporation	62-1576702
SACMC, LLC	62-1762472
Samaritan Surgicenters of Arizona, LLC	86-0788300
Samaritan Surgicenters of Arizona II, LLC	85-0474224
San Angelo Community Medical Center, LLC	62-1762473
San Angelo Hospital, L.P.	62-1762476
San Angelo Medical, LLC	62-1769697
San Diego Hospital, L.P.	62-1757914
San Leandro Hospital, L.P.	62-1762479
San Leandro Medical Center, LLC	62-1762481
San Leandro, LLC	62-1761996
SDH, LLC	62-1762482
Seabastopol, LLC	62-1761995
Sherman Hospital, L.P.	62-1757916
Sherman Medical Center, LLC	62-1757918
Silsbee Doctors Hospital, L.P.	62-1762484
Silsbee Medical Center, LLC	62-1762486
Silsbee Texas, LLC	62-1769667

SLH, LLC	62-1762489
Software Sales Corp.	62-1648746
South Alabama Managed Care Contracting, Inc.	62-1652849
South Alabama Medical Management Services, Inc.	62-1655072
South Alabama Physicians Service, Inc.	62-1652851
South Arkansas Clinic, LLC	62-1766959
SouthCrest, LLC	62-1723864
SouthCrest Surgery Center, L.P.	75-2858593
Southern Texas Medical Center, LLC	62-1769737
Sprocket Medical Management, Inc.	62-1748895
SSA	75-2281189
St. Joseph Health System, LLC	51-0382045
St. Joseph Medical Group, Inc.	35-2082181
Surgical Center of Amarillo, LLC	62-1762539
Surgicare of Independence, Inc.	62-1615259
Surgicare of San Leandro, Inc.	61-1272726
Surgicare of Sherman, Inc.	61-1612059
Surgicare of Southeast Texas I, LLC	75-2855264
Surgicare of Victoria, Inc.	74-2283161
Surgicare of Victoria, Ltd.	76-0098497
Surgicare Outpatient Center of Lake Charles, Inc.	72-0958812
Surgicenter of Johnson County, Inc.	95-3978676
Surgicenter of Johnson County, Ltd.	75-2262132
Surgicenters of America, Inc.	86-0254331
Surgicenters of America, L.P.	75-2528938
Terrell Hospital, L.P.	62-1754939
Terrell Medical Center, LLC	62-1754941
The Intensive Resource Group, LLC	62-1744954
The Vicksburg Clinic, LLC	62-1758264
Triad—Arizona I, Inc.	62-1687283
Triad – ARMC, LLC	46-0496926
Triad – Denton Hospital GP, LLC	75-2887764
Triad – Denton Hospital, L.P.	75-2887765
Triad DeQueen Regional Medical Center, LLC	62-1754933
Triad—El Dorado, Inc.	62-1628508
Triad—South Tulsa Hospital Company, Inc.	62-1678883
Triad Corporate Services, Limited Partnership	62-1779580
Triad CSGP, LLC	62-1779579
Triad CSLP, LLC	62-1779578
Triad Healthcare System of Phoenix, L.P.	62-1647982
Triad Holdings II, LLC	62-1778735
Triad Holdings III, Inc.	75-2821745
Triad Holdings IV, LLC (f/k/a Tri-Shell 20 LLC; f/k/a DH of Laredo, LLC)	62-1766957
Triad Holdings VI, Inc.	02-0645469
Triad Hospitals, Inc.	75-2816101
Triad of Arizona (L.P.), Inc.	61-1081190
Triad of Indiana, LLC (f/k/a Tri-Shell 19 LLC; f/k/a Crestwood Medical Center, LLC)	62-1762363
Triad of Phoenix, Inc.	62-1647980
Triad RC, Inc.	62-1761941
Triad Texas, LLC	62-1766930
Triad-Medical Center at Terrell Subsidiary, LLC	62-1681607
Triad-Medical Center of Sherman Subsidiary, LLC	62-1682195

Triad-Navarro Regional Hospital Subsidiary, LLC	62-1681610
Triad-Willow Creek, LLC	04-3686399
Tri-Shell 2 Inc.	02-0645477
Tri-Shell 3 Inc.	73-1659554
Tri-Shell 4 Inc.	73-1659555
Tri-Shell 5 Inc.	73-1659556
Tri-Shell 6 Inc.	73-1659557
Tri-Shell 7 Inc.	73-1659558
Tri-Shell 8 Inc.	73-1659560
Tri-Shell 9 Inc.	52-2379808
Tri-Shell 10 Inc.	52-2379811
Tri-Shell 11 Inc.	52-2379816
Tri-Shell 12 Inc.	55-0799011
Tri-Shell 13 Inc.	55-0799014
Tri-Shell 14 Inc.	55-0799016
Tri-Shell 15 Inc.	55-0799018
Tri-Shell 23 LLC	62-1762371
Tri-Shell 24 LLC	62-1762376
Tri-Shell 25 LLC	62-1762377
Tri-Shell 26 LLC	62-1762412
Tri-Shell 27 LLC	62-1761990
Tri-Shell 28 LLC	62-1762418
Tri-Shell 29 LLC	62-1762423
Tri-Shell 30 LLC	62-1762424
Tri-Shell 31 LLC	62-1769635
Tri-Shell 32 LLC	62-1771866
Tri-Shell 33 LLC	81-0572898
Tri-Shell 34 LLC	62-1769627
Tri-Shell 35 LLC	62-1762445
Tri-Shell 36 LLC	62-1769626
Tri-Shell 37 LLC	62-1757659
Tri-Shell 38 LLC	62-1762460
Tri-Shell 39 LLC	62-1766954
Tri-Shell 40 LLC	62-1762465
Tri-Shell 41 LLC	62-1767888
Tri-Shell 42 LLC	81-0572897
Tri-Shell 43 LLC	81-0572900
Tri-Shell 44 LLC	81-0572901
Tri-Shell 45 LLC	81-0572902
Tri-Shell 46 LLC	62-1772265
Tri-Shell 47 LLC	52-2379856
Tri-Shell 48 LLC	52-2379870
Tri-Shell 49 LLC	52-2379875
Tri-Shell 50 LLC	52-2379881
Tri-Shell 51 LLC	52-2379885
Tri-Shell 52 LLC	52-2379890
Tri-Shell 53 LLC	55-0799021
Tri-Shell 54 LLC	55-0799022
Tri-Shell 55 LLC	55-0799025
Tri-Shell 56 LLC	55-0799027
Tri-Shell 57 LLC	55-0799029
Tri-Shell 58 LLC	55-0799030
Tri-Shell 59 LLC	47-0890486
Tri-Shell 60 LLC	47-0890489
Tri-Shell 61 LLC	47-0890490
Tri-Shell 62 LLC	47-0890492

Tri-Shell 63 LLC	47-0890494
Tri-Shell 64 LLC	47-0890495
Tri-Shell 65 LLC	47-0890496
Tri-Shell 66 L.P.	62-1762370
Tri-Shell 67 L.P.	62-1762388
Tri-Shell 68 L.P.	62-1762413
Tri-Shell 69 L.P.	36-4508807
Tri-Shell 70 L.P.	35-2183081
Tri-Shell 71 L.P.	32-0034459
Tri-Shell 72 L.P.	38-3661393
Tri-Shell 73 L.P.	61-1427236
Tri-Shell 74 L.P.	37-1444164
Tri-Shell 75 L.P.	76-0715223
Tri-Shell 76 L.P.	76-0715229
Tri-Shell 77 L.P.	76-0715233
Tri-Shell 78 L.P.	76-0715234
Tri-Shell 79 L.P.	76-0715236
Tri-Shell 80 L.P.	76-0715237
Tri-Shell 81 L.P.	16-1630962
Tri-Shell 82 L.P.	16-1630965
Tri-Shell 83 L.P.	16-1630970
Tri-Shell 84 L.P.	16-1630973
Tri-Shell 85 L.P.	16-1630975
TROSCO, LLC	62-1778109
Trufor Pharmacy, LLC	62-1769732
Union Hills Surgery Center, L.P.	75-2904504
VFARC, LLC	75-2828355
VHC Holding, LLC	75-2828356
VHC Medical, LLC	62-1769671
Vicksburg Healthcare, LLC	62-1752111
Victoria Functional Assessment & Restoration Center, Ltd.	74-2493730
Victoria Hospital, LLC	62-1760818
Victoria of Texas, L.P.	62-1754940
VMF Medical, LLC	75-2828362
Wagoner Community Hospital, LLC	62-1757666
WAMC, LLC	62-1762544
Warsaw Health System, LLC	62-1764613
Wesley Health System, LLC	52-2050792
Wesley HealthTrust, Inc. (Methodist HealthTrust)	64-0873336
West Anaheim Hospital, L.P.	62-1762546
West Anaheim Medical Center, LLC	62-1762547
West Anaheim, LLC	62-1761999
West Virginia MS, LLC	75-2887763
Wharton Medco, LLC	62-1769651
WHMC, LLC (Delaware)	62-1762551
Willamette Valley Clinics, LLC	62-1766695
Willamette Valley Medical Center, LLC	62-1762552
WM Medical, LLC	75-2828363
Women & Children’s Hospital, LLC	62-1762556
Women’s Center of Northwest Arkansas, LLC	62-1770328
Woodland Heights Medical Center, LLC	62-1762558